GENERAL (Schedule of Unaudited Pro Forma Revenues and Earnings of U.S. Quartz Products, Inc.) (Details) (U.S. Quartz Products, Inc. [Member], USD $)
In Thousands, except Per Share data, unless otherwise specified
12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
U.S. Quartz Products, Inc. [Member]
Business Acquisition [Line Items]
Revenues	$ 271,874	$ 233,206
Net income	$ 25,222	$ 23,489
Basic net earnings per share	$ 0.91	$ 0.85
Diluted net earnings per share	$ 0.91	$ 0.85